                                                                     EXHIBIT 24

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registration of the SouthTrust Corporation 1993 Stock Option Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 12th day of September, 1994.




                                                   /s/ WILLIAM C. HULSEY
                                               -------------------------------
                                                       William C. Hulsey
                                                            Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registration of the SouthTrust Corporation 1993 Stock Option Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                Dated as of this 12th day of September, 1994.


                                                      /s/ T.W. MITCHELL
                                                -------------------------------
                                                          T.W. Mitchell
                                                            Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registration of the SouthTrust Corporation 1993 Stock Option Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 12th day of September, 1994.


                                                   /s/ BILL L. HARBERT
                                              -----------------------------
                                                       Bill L. Harbert
                                                         Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registration of the SouthTrust Corporation 1993 Stock Option Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 13th day of September, 1994.


                                                   /s/ JOHN M. BRADFORD
                                             ----------------------------------
                                                       John. M. Bradford
                                                           Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registration of the SouthTrust Corporation 1993 Stock Option Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 13th day of September, 1994.



                                                    /s/ W.K. UPCHURCH, JR.
                                              ---------------------------------
                                                        W.K. Upchurch, Jr.
                                                             Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registration of the SouthTrust Corporation 1993 Stock Option Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, amy lawfully do or cause to be done by virtue thereof.

         Dated as of this 13th day of September, 1994.



                                                   /s/ H. ALLEN FRANKLIN
                                            -----------------------------------
                                                       H. Allen Franklin
                                                            Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registration of the SouthTrust Corporation 1993 Stock Option Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 13th day of September, 1994.



                                                    /s/ ALLEN J. KEESLER
                                             ----------------------------------
                                                        Allen J. Keesler
                                                           Director

STATE OF ALABAMA                  )

COUNTY OF JEFFERSON               )


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to registration of the SouthTrust Corporation 1993 Stock Option Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, amy lawfully do or cause to be done by virtue thereof.

         Dated as of this 12th day of September, 1994.



                                                    /s/ CHARLES G. TAYLOR
                                               --------------------------------
                                                        Charles G. Taylor
                                                            Director